Exhibit 10.12
STELLAR BANCORP, INC.
2022 OMNIBUS INCENTIVE PLAN

AMENDMENT
TO
PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

This Amendment to Performance-Based Restricted Stock Unit Award Agreement (this “Amendment”) by and between Stellar Bancorp, Inc., a Texas corporation (the “Company” or “Stellar”), and the individual listed below (“Participant” and together with the Company, the “Parties,” and each, a “Party”), is made and effective as of __, 2026 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meaning ascribed in the Company’s 2022 Omnibus Incentive Plan (the “Plan”), or if not defined therein, in the Existing Agreement (as defined below).

WHEREAS, on March 15, 2024, the Company granted to Participant an award of a Target Number of PRSUs pursuant to that certain Performance-Based Restricted Stock Unit Award Agreement (the “Existing Agreement”) by and between Participant and the Company, comprised of (a) a Performance-Based Stock Unit Award Grant Notice (including Exhibit A thereto, the “Grant Notice”) and (b) Terms and Conditions – Performance-Based Stock Unit Award (the “Terms and Conditions”);

WHEREAS, on January 27, 2026, the Company entered into that certain Agreement and Plan of Merger by and between Prosperity Bancshares, Inc. (“Prosperity”) and the Company (the “Merger Agreement”) pursuant to which the Company will, subject to the terms and conditions set forth in the Merger Agreement, merge with and into Prosperity (the “Merger”), so that Prosperity is the surviving corporation; and

WHEREAS, the Parties desire to amend the Existing Agreement to provide that two hundred percent (200%) of the Target Number of PRSUs covered by the Existing Agreement will become earned and vested immediately prior to the consummation of the Merger (which constitutes a Change of Control under the Plan and the Existing Agreement), subject to the Participant’s continuing employment until the date of the Merger;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Amendment to the Existing Agreement. Section 4(d) of the Terms and Conditions of the Existing Agreement is hereby amended and restated in its entirety effective as of the Effective Date to read as follows:

“(d)    Change of Control. Notwithstanding anything in this Agreement to the contrary, if you remain a Service Provider from the Award Date to the date of a Change of Control, you will be deemed to have earned and vested, effective as of immediately prior to such Change of Control, the number of PRSUs (and related PRSU Dividend Equivalent Amounts) equal to two hundred percent (200%) of the Target Number of PRSUs.”

2.Miscellaneous.
3.
(a)Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, will mean and be a reference to the Existing Agreement as amended by this Amendment.
(b)
(c)If the Merger Agreement terminates for any reason, this Amendment shall be null and void ab initio, and of no force or effect whatsoever.
(d)
(e)This Amendment is governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws provisions of such State.
(f)
(g)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(h)
(i)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(j)
(k)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement.
(l)
(m)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter of this Amendment, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

* * * *

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

STELLAR BANCORP, INC.
By:___________________________________ Print Name: Title:
PARTICIPANT
By:____________________________________ Print Name:

[Signature Page to Amendment to Performance-Based Restricted Stock Unit Award Agreement]